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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

               DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                               SEPTEMBER 1, 1998

                         HOUSEHOLD FINANCE CORPORATION
               (Exact Name of Registrant as Specified in Charter)

                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)

                 1-75                                     36-1239445
       (Commission File Number)                (IRS Employer Identification No.)

           2700 SANDERS ROAD                                 60070
      PROSPECT HEIGHTS, ILLINOIS                          (Zip Code)
(Address of Principal Executive Offices)


       Registrant's telephone number, including area code: (847) 564-5000


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ITEM 5. OTHER EVENTS.

     As previously reported by Household Finance Corporation on its Current Report on Form 8-K dated and filed on June 30, 1998, subject to the terms and conditions of the Agreement and Plan of Merger (the "Merger Agreement") dated as of April 7, 1998 between Household International, Inc. ("Household"), the parent of the Registrant, Household Acquisition Corporation II, a wholly-owned subsidiary of Household, and Beneficial Corporation ("Beneficial"), Household Acquisition Corporation II was merged with and into Beneficial, with Beneficial being the surviving corporation (the "Merger"). In accordance with the Merger Agreement, each share of the common stock, par value $1.00 per share, of Beneficial ("Beneficial Common Stock") outstanding immediately prior to the effective time of the Merger was converted into the right to receive 3.0666 shares of the common stock, $1.00 par value, of Household ("Household Common Stock"), resulting in the issuance of approximately 168.4 million shares of Household Common Stock. Upon completion of the Merger, substantially all of Beneficial's net assets were contributed to the Registrant. The Merger was accounted for as a "pooling of interests" under generally accepted accounting principles.

     The following consolidated financial statements of Household Finance Corporation restate Household Finance Corporation's historical consolidated financial statements as of and for the three years ended December 31, 1997 to reflect the Merger and are filed as Exhibit 99.1 hereto. These consolidated financial statements are intended to supersede the supplemental consolidated financial statements of Household Finance Corporation previously included under
Item 5 in its Current Report on Form 8-K dated and filed on June 30, 1998.

     1. Management's Discussion and Analysis.

     2. Consolidated Balance Sheets as of December 31, 1997 and 1996.

     3. Consolidated Statements of Income for the three years ended December 31, 1997.

     4. Consolidated Statements of Changes in Stockholder's Equity for the three years ended December 31, 1997.

     5. Consolidated Statements of Cash Flows for the three years ended December 31, 1997.

     6. Notes to the Consolidated Financial Statements.

     The report of Arthur Andersen LLP, independent accountants, on the consolidated financial statements of Household Finance Corporation as of December 31, 1997 and 1996 and for the three years ended December 31, 1997 is filed herewith as part of Exhibit 99.1 and the related consent is filed herewith as Exhibit 23. Both the opinion and the consent are incorporated herein by reference.

     Household Finance Corporation's Quarterly Report on Form 10-Q for the quarter ended June 30, 1998 is also incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a) Financial Statements of Businesses Acquired.

        Not applicable.

     (b) Pro Forma Financial Information.

        Not applicable.

     (c) Exhibits.

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
        Exhibit 12 Statement on the Computation of Ratio of Earnings to Fixed Charges and to Combined Fixed Charges and Preferred Stock Dividends.
        Exhibit 23    Consent of Arthur Andersen LLP.
        Exhibit 27    Restated Financial Data Schedule.
        Exhibit 99.1 Consolidated Financial Statements of Household Finance Corporation as of December 31, 1997 and 1996 and for the three years ended December 31, 1997.
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                                   SIGNATURE

     Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              HOUSEHOLD FINANCE CORPORATION
Dated: September 1, 1998
                                          By:      /s/ JOHN W. BLENKE
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                                                       John W. Blenke
                                                    Assistant Secretary

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